EXHIBIT 10.6(f)

                      FIRST AMENDMENT TO SECURITY AGREEMENT

         THIS FIRST AMENDMENT is made as of this 12 day of June, 1998 by and among ENVIRONMENTAL ELEMENTS CORPORATION, a Delaware corporation ("Borrower") and MERCANTILE-SAFE DEPOSIT AND TRUST COMPANY, a Maryland banking corporation ("Bank").

                                    RECITALS

         A. The Bank previously agreed to extend credit to the Borrower pursuant to a certain Revolving Credit and Letter of Credit Agreement dated November 24, 1993, as amended by a letter agreement dated May 26, 1994 from Nicholas C. Richardson to Thomas B. McCord, and a Second Amendment to Revolving Credit and Letter of Credit Agreement dated October 25, 1995, and a Third Amendment to Revolving Credit and Letter of Credit Agreement of even date herewith (collectively, the "Agreement"), in the form of a line of credit facility in an original principal amount not to exceed Ten Million Dollars ($10,000,000.00), which was reduced to Seven Million Dollars ($7,000,000.00), and is currently being increased to Twelve Million Dollars ($12,000,000.00).

         B. The indebtedness under the Agreement is evidenced by a Line of Credit Promissory Note dated November 24, 1993 from Borrower to Bank, as amended by a certain First Amendment to Line of Credit Promissory Note dated October 25, 1995, and certain letter agreements between the Bank and the Borrower, and a certain Second Amendment to Line of Credit Promissory Note of even date herewith (collectively, the "Note").

         C. The repayment of the indebtedness evidenced by the Note is secured by a Security Agreement dated October 25, 1995 between Borrower and Bank.

         D. The Buyer has requested that the Bank extend the term and increase the amount of such line of credit facility, and the Bank has agreed, and the parties now wish to amend the Security Agreement.

                                   WITNESSETH

         NOW, THEREFORE, in consideration of the premises and the mutual covenants set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree that the Security Agreement is hereby modified and amended as follows (the Security Agreement, as amended, is hereinafter referred to as the "Security Agreement"):

         1. Recitals. The parties acknowledge and agree that the foregoing Recitals are true and correct, and are incorporated herein by reference.


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         2. Amendments to Security Agreement.

                  A. The aggregate amount of the credit facility described in the Recitals of the Security Agreement and secured by the Security Agreement is hereby increased from Seven Million Dollars ($7,000,000.00) to Twelve Million Dollars ($12,000,000.00).

                  B. All references in the Security Agreement to the "Note" shall mean the Line of Credit Promissory Note, as heretofore amended and as amended on even date, and all references to the Loan Agreement shall mean the Revolving Credit and Letter of Credit Agreement, as heretofore amended and as amended on even date, as well as any future amendments or modifications thereof.

         3. Effect of Amendment. Except as modified and amended herein, the Security Agreement shall be and remain in full force and effect. In the event of any conflict between the terms and provisions of the Security Agreement and this First Amendment, the terms and provisions of this First Amendment shall prevail. Nothing contained herein shall constitute a novation under the Note.

         IN WITNESS WHEREOF, the parties hereto have caused these presents to be executed and sealed, intending this to be a sealed instrument, as of the date first above written.

WITNESS/ATTEST:                     ENVIRONMENTAL ELEMENTS CORPORATION

____________________________        By:_______________________(SEAL)
                                    Name:
                                    Title:

                                    MERCANTILE-SAFE DEPOSIT AND TRUST COMPANY

____________________________        By:_______________________(SEAL)
                                       Nicholas C. Richardson,
                                       Vice-President

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


               SECOND AMENDMENT TO LINE OF CREDIT PROMISSORY NOTE

         THIS SECOND AMENDMENT (this "Amendment") is made as of this 12 day of June, 1998 by and among ENVIRONMENTAL ELEMENTS CORPORATION, a Delaware corporation ("Borrower") and MERCANTILE-SAFE DEPOSIT AND TRUST COMPANY, a Maryland banking corporation ("Bank").

                                    RECITALS

         A. The Bank previously agreed to extend credit to the Borrower pursuant to a certain Revolving Credit and Letter of Credit Agreement dated November 24, 1993, as amended by a letter agreement dated May 26, 1994 from Nicholas C. Richardson to Thomas B. McCord, and a Second Amendment to Revolving Credit and Letter of Credit Agreement dated October 25, 1995 (collectively, the "Agreement"), in the form of a line of credit facility in an original principal amount not to exceed Ten Million Dollars ($10,000,000.00), which was reduced to Seven Million Dollars ($7,000,000.00).

         B. The indebtedness under the Agreement is evidenced by a Line of Credit Promissory Note dated November 24, 1993 from Borrower to Bank, as amended by a First Amendment to Line of Credit Promissory Note dated October 25, 1995, and as subsequently amended by letter agreements between the Bank and Borrower (collectively, the "Note").

         C. The Borrower has requested that the Bank extend the term and increase the amount of such line of credit facility, and the Bank has agreed, subject to the terms and conditions hereinafter described.

                                   WITNESSETH

         NOW, THEREFORE, in consideration of the premises and the mutual covenants set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree that the Note is hereby modified and amended as follows (the Note, as amended, is hereinafter referred to as the "Note"):

         1. Recitals. The parties acknowledge and agree that the foregoing Recitals are true and correct, and are incorporated herein by reference.

         2. Amendments to Note.

                  A. The aggregate principal amount of the credit facility described in the Note is hereby increased from Seven Million Dollars ($7,000,000.00) to Twelve Million Dollars ($12,000,000.00), and all references to $7,000,000.00 in the Note (as previously amended) are hereby increased to $12,000,000.00.

                  B. The maturity date for the term of the Note, as set forth on Page 1 of the Note, is hereby extended until July 1, 2000. The Bank agrees to provide to Borrower at least fifty-four (54) weeks' prior written notice if Bank elects not to renew the term of the Note on July 1, 2000 (or the expiration of any renewal term thereafter). The foregoing notice shall not be required if the Bank elects to terminate the credit facility following a default hereunder or under the Agreement.

                  C. The interest rate under the Note shall remain equal to the Bank's Prime Rate plus one-half of one (0.5) percentage point per annum until such time as the Borrower's net worth is equal to or greater than Seven Million Five Hundred Thousand Dollars ($7,500,000.00); thereafter, the interest rate under the Note shall be reduced to the Bank's Prime Rate, as announced from time to time. For purposes hereof, the Borrower's net worth shall be determined at the end of each calendar quarter, based on the audited financial statements or the 10-Q financial reports of the Borrower.

                  D. All references in the Note to the "Agreement" shall mean the Revolving Credit and Letter of Credit Agreement, as previously amended and as amended on even date by the Third Amendment to Revolving Credit and Letter of Credit Agreement, as well as any future amendments or modifications thereof.

         3. Effect of Amendment. Except as heretofore and hereby modified and amended, the Note shall be and remain in full force and effect. In the event of any conflict between the terms and provisions of the Note and this Amendment, the terms and provisions of this Amendment shall prevail. Borrower acknowledges and confirms that it has no right of set-off or defense of any kind or description regarding the payment of any principal or interest under the Agreement or the Note, that it has no claims or causes of action against the Bank, and that upon execution of the Third Amendment to Revolving Credit and Letter of Credit Agreement there shall exist no default (or any event which, with the passing of time or giving of notice would constitute a default) under the Agreement or the Note. This Amendment shall not extinguish or discharge the indebtedness evidenced by the Note, nor constitute a novation thereof.

         IN WITNESS WHEREOF, the parties hereto have caused these presents to be executed and sealed, intending this to be a sealed instrument, as of the date first above written.

WITNESS/ATTEST:                     ENVIRONMENTAL ELEMENTS CORPORATION

____________________________        By:_______________________(SEAL)
                                        Name:
                                        Title:

                                    MERCANTILE-SAFE DEPOSIT AND TRUST COMPANY

____________________________        By:_______________________(SEAL)
                                       Nicholas C. Richardson,
                                       Vice-President

                       THIRD AMENDMENT TO REVOLVING CREDIT
                         AND LETTER OF CREDIT AGREEMENT

         THIS THIRD AMENDMENT is made as of this 12 day of June, 1998 by and among ENVIRONMENTAL ELEMENTS CORPORATION, a Delaware corporation ("Borrower") and MERCANTILE-SAFE DEPOSIT AND TRUST COMPANY, a Maryland banking corporation ("Bank").

                                    RECITALS

         A. The Bank previously agreed to extend credit to the Borrower pursuant to a certain Revolving Credit and Letter of Credit Agreement dated November 24, 1993, as amended by a letter agreement dated May 26, 1994 from Nicholas C. Richardson to Thomas B. McCord, and a Second Amendment to Revolving Credit and Letter of Credit Agreement dated October 25, 1995 (collectively, the "Agreement"), in the form of a line of credit facility in an original principal amount not to exceed Ten Million Dollars ($10,000,000.00), which was subsequently reduced to Seven Million Dollars ($7,000,000.00).

         B. The indebtedness under the Agreement is evidenced by a Line of Credit Promissory Note dated November 24, 1993 from Borrower to Bank, as modified by a certain First Amendment to Line of Credit Promissory Note dated October 25, 1995, certain letter agreements between the Bank and Borrower, and a certain Second Amendment to Line of Credit Promissory Note of even date herewith (collectively, "the Note").

         C. The repayment of the indebtedness evidenced by the Note is secured by a Security Agreement dated October 25, 1995 between Borrower and Bank, as amended by a First Amendment to Security Agreement of even date herewith.

         D. The Borrower has requested that the Bank extend the term and increase the amount of the line of credit facility, and the Bank has agreed, subject to the terms and conditions hereinafter described.

                                   WITNESSETH

         NOW, THEREFORE, in consideration of the premises and the mutual covenants set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree that the Amendment is hereby modified and amended as follows (the Agreement, as amended, is hereinafter referred to as the "Agreement"):

         1. Recitals. The parties acknowledge and agree that the foregoing Recitals are true and correct, and are incorporated herein by reference.

         2. Amendments to Original Agreement.

                  A. The aggregate principal amount of the credit facility described in the first Recital of the Agreement is hereby increased to Twelve Million Dollars ($12,000,000.00).

                  B. The definition of "Note" on Page 3 of the Agreement is hereby modified to mean the Line of Credit Promissory Note, as heretofore amended and as amended on even date herewith.

                  C. The definition of "Other Agreements" on Page 4 of the Agreement is hereby modified to include this Third Amendment, the Second Amendment to Line of Credit Promissory Note, and the First Amendment to Security Agreement of even date herewith between the Borrower and Bank.

                  D. The definition of "Revolving Credit Commitment" on Page 5 of the Original Agreement is hereby deleted in its entirety and the following is inserted in its place:

                  "Revolving Credit Commitment" shall mean, at any given time, an amount equal to up to Twelve Million Dollars ($12,000,000.00), minus the amount of any Letters of Credit then issued and outstanding under this Agreement."

                  E. Section 2.01 of the Agreement is hereby amended by extending the Line of Credit Termination Date until July 1, 2000, as may be extended by the Bank in writing from time to time thereafter. Notwithstanding the foregoing, the parties acknowledge and agree that the Bank will annually review the financial status of the Borrower and its performance under the terms and provisions of the Agreement, and the Bank shall have the right as a result of such review not to renew the term of the Note, in the Bank's sole discretion, upon at least fifty-four (54) week's prior written notice to Borrower.

                  F. Section 2.01 of the Agreement is hereby amended by adding the following provision at the end of Section 2.1:

         Notwithstanding anything to the contrary contained herein, the total advances at any time under the Line of Credit plus the face amount of outstanding Letters of Credit shall not exceed the aggregate of the following: (i) seventy-five percent (75%) of eligible Receivables (i.e. Receivables of 120 days or less); fifty percent (50%) of retainage owed to Borrower under existing customer contracts; and fifty percent (50%) of costs incurred by Borrower under existing customer contracts which have not yet been billed to such customers, but will be billed in the ordinary course of business.

                  G. The second sentence of Section 2.02 of the Agreement is hereby deleted in its entirety.

                  H. Section 2.04(A) of the Agreement is hereby deleted in its entirety and the following is inserted in its place:

                  The principal amount of all advances made hereunder shall bear interest at a fluctuating rate equal to the Bank's Prime Rate in effect from time to time, plus one-half of one (0.5) percentage point per annum, until such time as the Borrower's net worth is equal to or greater than Seven Million Five Hundred Thousand Dollars ($7,500,000.00); thereafter, the interest rate shall be reduced to the Bank's Prime Rate, as announced from time to time. For purposes hereof, the Borrower's net worth shall be determined at the end of each calendar quarter, based on the audited financial statements or the 10-Q financial reports of the Borrower. The interest rate shall be adjusted as of the effective date of each change in the Bank's Prime Rate.

                  I. Section 2.06 of the Agreement is hereby deleted in its entirety and the following is inserted in its place:

                  The Borrower agrees to pay to the Bank an annual facility fee, equal to one-half of one percent (0.5%) of the total credit facility available under the Agreement, which shall be paid quarterly in advance (i.e. 0.5% of $12,000,000.00 equals $60,000.00, paid quarterly in the amount of $15,000.00).

                  J. Section 3.01 of the Agreement is hereby deleted in its entirety and the following is inserted in its place:

                  Subject to the terms hereof, the Bank will from time to time until the Line of Credit Termination Date, make available Letters of Credit in an aggregate amount not to exceed Tweleve Million Dollars ($12,000,000.00) minus the total principal amount then - outstanding under the Line of Credit.

                  K. Section 6.05 of the Agreement is hereby amended by reducing the required minimum Tangible Net Worth of Borrower to Five Million Seven Hundred Fifty Thousand Dollars ($5,750,000.00), which shall be reviewed annually by the Bank.

                  L. Section 6.06 of the Agreement is hereby deleted in its entirety.

                  M. Borrower agrees it shall constitute a default under the Agreement if the Borrower experiences a net operating loss during any fiscal year, as determined by the Bank based upon the audited financial statements of the Borrower.

         3. Representations and Warranties. The Borrower hereby confirms that all of the representations and warranties set forth in Section IV of the Agreement are accurate, complete and correct as of the date of this Third Amendment, and are incorporated herein by reference.

         4. Effect of Amendment. Except as modified and amended herein, the Agreement shall be and remain in full force and effect. In the event of any conflict between the terms and provisions of the Agreement and this Third Amendment, the terms and provisions of this Third Amendment shall prevail. Nothing contained herein shall constitute a novation under the Note.

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         IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be executed under seal, intending this to be a sealed instrument, as of the date first above written.

WITNESS/ATTEST:                     ENVIRONMENTAL ELEMENTS CORPORATION

____________________________        By:_______________________(SEAL)
                                       Name:
                                       Title:

                                    MERCANTILE-SAFE DEPOSIT AND TRUST COMPANY

____________________________        By:_______________________(SEAL)
                                       Nicholas C. Richardson,
                                       Vice-President

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